Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Bernard W. Reznicek
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 31st day of March, 2005.

By:	/s/ Janice Obuchowski
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 19th day of July, 2005.

By:	/s/ Don Reed
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Frank V. Sica
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Donald V. Smith
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 19th day of July, 2005.

By:	/s/ James A. Unruh
Director CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Edward C. Nafus
Edward C. Nafus CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Peter E. Kalan
Peter E. Kalan CSG Systems International, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, nominate and appoint Edward C. Nafus, Peter E. Kalan and Joseph T. Ruble and each of them acting alone, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by CSG Systems International, Inc. (the “Company”) in respect of the issuance, offer and sale of up to $230,000,000 aggregate principal amount of 2.50% Senior Subordinated Convertible Contingent Debt SecuritiesSM (CODESSM) due 2024 of the Company, and the shares of common stock, par value $0.01 per share, of the Company issuable upon conversion thereof, and all amendments or supplements to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such registration statement or any amendments or supplements thereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of April, 2005.

By:	/s/ Randy R. Wiese
Randy R. Wiese CSG Systems International, Inc.